Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

ORACLE REPORTS Q4 GAAP EPS UP 34% TO 62 CENTS; Q4 NON-GAAP EPS UP 25% TO 75 CENTS

Q4 Software New License Sales Up 19%, Q4 Total Revenue Up 13%

REDWOOD SHORES, Calif., June 23, 2011 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2011 Q4 GAAP total revenues were up 13% to $10.8 billion, while non-GAAP total revenues were up 12% to $10.8 billion. Both GAAP and non-GAAP new software license revenues were up 19% to $3.7 billion. Both GAAP and non-GAAP software license updates and product support revenues were up 15% to $4.0 billion. Both GAAP and non-GAAP hardware systems products revenues were down 6% to $1.2 billion. GAAP operating income was up 32% to $4.4 billion, and GAAP operating margin was 40%. Non-GAAP operating income was up 19% to $5.2 billion, and non-GAAP operating margin was 48%. GAAP net income was up 36% to $3.2 billion, while non-GAAP net income was up 27% to $3.9 billion. GAAP earnings per share were $0.62, up 34% compared to last year while non-GAAP earnings per share were up 25% to $0.75. GAAP operating cash flow on a trailing twelve-month basis was $11.2 billion.

For fiscal year 2011, GAAP total revenues were up 33% to $35.6 billion, while non-GAAP total revenues were up 33% to $35.9 billion. Both GAAP and non-GAAP new software license revenues were up 23% to $9.2 billion. GAAP software license updates and product support revenues were up 13% to $14.8 billion, while non-GAAP software license updates and product support revenues were up 13% to $14.9 billion. Both GAAP and non-GAAP hardware systems products revenues were $4.4 billion. GAAP operating income was up 33% to $12.0 billion, and GAAP operating margin was 34%. Non-GAAP operating income was up 27% to $15.9 billion, and non-GAAP operating margin was 44%. GAAP net income was up 39% to $8.5 billion, while non-GAAP net income was up 34% to $11.4 billion. GAAP earnings per share were $1.67, up 38% compared to last year while non-GAAP earnings per share were up 33% to $2.22.

“In Q4, we achieved a 19% new software license growth rate with almost no help from acquisitions,” said Oracle President and CFO, Safra Catz. “This strong organic growth combined with continuously improving operational efficiencies enabled us to deliver a 48% operating margin in the quarter. As our results reflect, we clearly exceeded even our own high expectations for Sun’s business.”

“In addition to record setting software sales, our Exadata and Exalogic systems also made a strong contribution to our growth in Q4,” said Oracle President, Mark Hurd. “Today there are more than 1,000 Exadata machines installed worldwide. Our goal is to triple that number in FY12.”

“In FY11 Oracle’s database business experienced its fastest growth in a decade,” said Oracle CEO, Larry Ellison. “Over the past few years we added features to the Oracle database for both cloud computing and in-memory databases that led to increased database sales this past year. Lately we’ve been focused on the big business opportunity presented by Big Data.”

In addition, Oracle also announced that its Board of Directors declared a quarterly cash dividend of $0.06 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on July 13, 2011, with a payment date of August 3, 2011.

Q4 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (913) 312-0945 or (877) 612-6725, Passcode: 7002523. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor.

About Oracle

Oracle (NASDAQ: ORCL) is the world’s most complete, open, and integrated business software and hardware systems company. For more information about Oracle, please visit http://www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the recent recession and global economic crisis and the current situation in Japan caused by the recent earthquake and resulting tsunami, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for software license updates and product support. (3) Our hardware systems business may not be successful, and we may fail to achieve our financial forecasts with respect to this business. (4) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses, risks relating to compliance with international and U.S. laws that apply to our international operations and risks to the sales of our products and services and supply chain operations caused by the recent earthquake and tsunami in Japan. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions and could require us to reduce prices or cause us to lose customers. (7) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses or hardware systems products or purchase or renew support contracts. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of June 23, 2011. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q4 FISCAL 2011 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended May 31,				% Increase	% Increase (Decrease)
	2011	% of Revenues	2010	% of Revenues	(Decrease) in US $	in Constant Currency (1)
REVENUES
New software licenses	$3,736	35%	$3,135	33%	19%	12%
Software license updates and product support	3,961	36%	3,431	36%	15%	10%

Software Revenues	7,697	71%	6,566	69%	17%	11%

Hardware systems products	1,157	11%	1,233	13%	(6%)	(11%)
Hardware systems support	673	6%	598	6%	12%	6%

Hardware Systems Revenues	1,830	17%	1,831	19%	0%	(5%)

Services	1,248	12%	1,108	12%	13%	7%

Total Revenues	10,775	100%	9,505	100%	13%	7%

OPERATING EXPENSES
Sales and marketing	2,098	20%	1,745	18%	20%	15%
Software license updates and product support	350	3%	292	3%	20%	15%
Hardware systems products	511	5%	675	7%	(24%)	(29%)
Hardware systems support	309	3%	306	4%	1%	(5%)
Services	1,000	9%	969	10%	3%	(2%)
Research and development	1,170	11%	1,063	11%	10%	8%
General and administrative	255	2%	293	3%	(13%)	(15%)
Amortization of intangible assets	598	6%	605	6%	(1%)	(1%)
Acquisition related and other	48	0%	103	1%	(54%)	(59%)
Restructuring	77	1%	154	2%	(50%)	(56%)

Total Operating Expenses	6,416	60%	6,205	65%	3%	(1%)

OPERATING INCOME	4,359	40%	3,300	35%	32%	22%
Interest expense	(195)	(1%)	(201)	(2%)	(3%)	(3%)
Non-operating income (expense), net	6	0%	(24)	0%	126%	120%

INCOME BEFORE PROVISION FOR INCOME TAXES	4,170	39%	3,075	33%	36%	25%

Provision for income taxes	961	9%	711	8%	35%	24%

NET INCOME	$3,209	30%	$ 2,364	25%	36%	25%

EARNINGS PER SHARE:
Basic	$0.63		$ 0.47
Diluted	$0.62		$ 0.46
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,065		5,022
Diluted	5,164		5,090
(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended May 31, 2011 compared with the corresponding prior year period increased our revenues by 6 percentage points, operating expenses by 4 percentage points and operating income by 10 percentage points.

ORACLE CORPORATION

Q4 FISCAL 2011 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2011 GAAP	Adj.	2011 Non-GAAP	2010 GAAP	Adj.	2010 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES (3) (4)	$10,775	$31	$10,806	$9,505	$126	$9,631	13%	12%	7%	6%
TOTAL SOFTWARE REVENUES (3)	$7,697	$17	$7,714	$6,566	$36	$6,602	17%	17%	11%	10%
New software licenses	3,736	—	3,736	3,135	—	3,135	19%	19%	12%	12%
Software license updates and product support (3)	3,961	17	3,978	3,431	36	3,467	15%	15%	10%	9%

TOTAL HARDWARE SYSTEMS REVENUES (4)	$1,830	$14	$1,844	$1,831	$90	$1,921	0%	(4%)	(5%)	(9%)
Hardware systems products	1,157	—	1,157	1,233	—	1,233	(6%)	(6%)	(11%)	(11%)
Hardware systems support (4)	673	14	687	598	90	688	12%	0%	6%	(6%)

TOTAL OPERATING EXPENSES	$6,416	$(848)	$5,568	$6,205	$(989)	$5,216	3%	7%	(1%)	2%
Hardware systems products	511	—	511	675	(6)	669	(24%)	(24%)	(29%)	(28%)
Stock-based compensation (5)	125	(125)	—	121	(121)	—	4%	*	4%	*
Amortization of intangible assets (6)	598	(598)	—	605	(605)	—	(1%)	*	(1%)	*
Acquisition related and other	48	(48)	—	103	(103)	—	(54%)	*	(59%)	*
Restructuring	77	(77)	—	154	(154)	—	(50%)	*	(56%)	*

OPERATING INCOME	$4,359	$879	$5,238	$3,300	$1,115	$4,415	32%	19%	22%	11%

OPERATING MARGIN %	40%		48%	35%		46%	574 bp.	264 bp.	477 bp.	197 bp.

INCOME TAX EFFECTS (7)	$961	$216	$1,177	$711	$431	$1,142	35%	3%	24%	(4%)

NET INCOME	$3,209	$663	$3,872	$2,364	$684	$3,048	36%	27%	25%	18%

DILUTED EARNINGS PER SHARE	$0.62		$0.75	$0.46		$0.60	34%	25%	23%	16%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,164	—	5,164	5,090	—	5,090	1%	1%	1%	1%
(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of May 31, 2011, approximately $29 million, $9 million and $2 million in estimated revenues related to assumed software support contracts will not be recognized for fiscal 2012, fiscal 2013 and fiscal 2014, respectively, due to business combination accounting rules.

(4)	As of May 31, 2011, approximately $30 million and $11 million in estimated revenues related to hardware systems support contracts will not be recognized for fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(5)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended May 31, 2011			Three Months Ended May 31, 2010
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$23	$(23)	$—	$24	$(24)	$—
Software license updates and product support	3	(3)	—	5	(5)	—
Hardware systems products	—	—	—	1	(1)	—
Hardware systems support	1	(1)	—	1	(1)	—
Services	3	(3)	—	4	(4)	—
Research and development	60	(60)	—	50	(50)	—
General and administrative	35	(35)	—	36	(36)	—

Subtotal	125	(125)	—	121	(121)	—

Acquisition related and other	2	(2)	—	5	(5)	—

Total stock-based compensation	$127	$(127)	$—	$126	$(126)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of May 31, 2011 was as follows:

Fiscal 2012	$2,275
Fiscal 2013	1,902
Fiscal 2014	1,554
Fiscal 2015	1,155
Fiscal 2016	657
Thereafter	267

Total intangible assets subject to amortization	7,810
In-process research and development	50

Total intangible assets, net	$7,860

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 23.1% and 23.1% in the fourth quarter of fiscal 2011 and 2010, respectively, and an effective non-GAAP tax rate of 23.3% and 27.3% in the fourth quarter of fiscal 2011 and 2010, respectively. The differences between our GAAP and non-GAAP tax rates in the fourth quarter of fiscal 2011 were primarily due to income tax effects related to acquired tax exposures and tax benefits attributable to our restructuring expenses in this period. The differences between our GAAP and non-GAAP tax rates in the fourth quarter of fiscal 2010 were primarily due to income tax effects of non-GAAP pretax income adjustments including differences in jurisdictional tax rates and the related tax benefits attributable to our restructuring expenses in this period, and were also due to income tax effects related to acquired tax exposures.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2011 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Year Ended May 31,				% Increase	% Increase (Decrease)
	2011	% of Revenues	2010	% of Revenues	(Decrease) in US $	in Constant Currency (1)
REVENUES
New software licenses	$9,235	26%	$7,533	28%	23%	19%
Software license updates and product support	14,796	42%	13,092	49%	13%	12%

Software Revenues	24,031	68%	20,625	77%	17%	15%

Hardware systems products	4,382	12%	1,506	6%	191%	184%
Hardware systems support	2,562	7%	784	3%	227%	218%

Hardware Systems Revenues	6,944	19%	2,290	9%	203%	195%

Services	4,647	13%	3,905	14%	19%	17%

Total Revenues	35,622	100%	26,820	100%	33%	30%

OPERATING EXPENSES
Sales and marketing	6,579	18%	5,080	19%	30%	28%
Software license updates and product support	1,264	3%	1,063	4%	19%	17%
Hardware systems products	2,057	6%	880	3%	134%	126%
Hardware systems support	1,259	3%	423	2%	198%	189%
Services	3,818	11%	3,398	13%	12%	11%
Research and development	4,519	13%	3,254	12%	39%	38%
General and administrative (2)	970	3%	911	3%	6%	5%
Amortization of intangible assets	2,428	7%	1,973	7%	23%	23%
Acquisition related and other	208	1%	154	1%	35%	27%
Restructuring	487	1%	622	2%	(22%)	(23%)

Total Operating Expenses	23,589	66%	17,758	66%	33%	31%

OPERATING INCOME	12,033	34%	9,062	34%	33%	29%
Interest expense	(808)	(3%)	(754)	(3%)	7%	7%
Non-operating income (expense), net	186	1%	(65)	0%	388%	372%

INCOME BEFORE PROVISION FOR INCOME TAXES	11,411	32%	8,243	31%	38%	35%

Provision for income taxes	2,864	8%	2,108	8%	36%	32%

NET INCOME	$8,547	24%	$6,135	23%	39%	36%

EARNINGS PER SHARE:
Basic	$1.69		$1.22
Diluted	$1.67		$1.21
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,048		5,014
Diluted	5,128		5,073

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the year ended May 31, 2011 compared with the corresponding prior year increased our revenues by 3 percentage points, operating expenses by 2 percentage points and operating income by 4 percentage points.

(2)	General and administrative expenses for the year ended May 31, 2011 included a benefit of $120 million related to the recovery of legal costs.

ORACLE CORPORATION

FISCAL 2011 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Year Ended May 31,						% Increase (Decrease) in US $			% Increase (Decrease) in Constant Currency (2)
	2011 GAAP	Adj.	2011 Non-GAAP	2010 GAAP	Adj.	2010 Non-GAAP	GAAP		Non-GAAP	GAAP		Non-GAAP
TOTAL REVENUES (3) (4)	$35,622	$228	$35,850	$26,820	$214	$27,034	33%		33%	30%		30%

TOTAL SOFTWARE REVENUES (3)	$24,031	$80	$24,111	$20,625	$86	$20,711	17%		16%	15%		14%
New software licenses	9,235	—	9,235	7,533	—	7,533	23%		23%	19%		19%
Software license updates and product support (3)	14,796	80	14,876	13,092	86	13,178	13%		13%	12%		12%

TOTAL HARDWARE SYSTEMS REVENUES (4)	$6,944	$148	$7,092	$2,290	$128	$2,418	203%		193%	195%		186%
Hardware systems products	4,382	—	4,382	1,506	—	1,506	191%		191%	184%		184%
Hardware systems support (4)	2,562	148	2,710	784	128	912	227%		197%	218%		189%

TOTAL OPERATING EXPENSES	$23,589	$(3,623)	$19,966	$17,758	$(3,199)	$14,559	33%		37%	31%		35%
Hardware systems products	2,057	(2)	2,055	880	(29)	851	134%		142%	126%		134%
Stock-based compensation (5)	498	(498)	—	421	(421)	—	19%		*	19%		*
Amortization of intangible assets (6)	2,428	(2,428)	—	1,973	(1,973)	—	23%		*	23%		*
Acquisition related and other	208	(208)	—	154	(154)	—	35%		*	27%		*
Restructuring	487	(487)	—	622	(622)	—	(22%	)	*	(23%	)	*

OPERATING INCOME	$12,033	$3,851	$15,884	$9,062	$3,413	$12,475	33%		27%	29%		24%

OPERATING MARGIN %	34%		44%	34%		46%	(1) bp.		(184) bp.	(37) bp.		(208) bp.

INCOME TAX EFFECTS (7)	$2,864	$1,003	$3,867	$2,108	$1,054	$3,162	36%		22%	32%		20%

NET INCOME	$8,547	$2,848	$11,395	$6,135	$2,359	$8,494	39%		34%	36%		31%

DILUTED EARNINGS PER SHARE	$1.67		$2.22	$1.21		$1.67	38%		33%	34%		30%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,128	—	5,128	5,073	—	5,073	1%		1%	1%		1%
(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of May 31, 2011, approximately $29 million, $9 million and $2 million in estimated revenues related to assumed software support contracts will not be recognized for fiscal 2012, fiscal 2013 and fiscal 2014, respectively, due to business combination accounting rules.

(4)	As of May 31, 2011, approximately $30 million and $11 million in estimated revenues related to hardware systems support contracts will not be recognized for fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(5)	Stock-based compensation was included in the following GAAP operating expense categories:

	Year Ended			Year Ended
	May 31, 2011			May 31, 2010
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$87	$(87)	$—	$81	$(81)	$—
Software license updates and product support	14	(14)	—	17	(17)	—
Hardware systems products	2	(2)	—	3	(3)	—
Hardware systems support	5	(5)	—	2	(2)	—
Services	16	(16)	—	14	(14)	—
Research and development	231	(231)	—	172	(172)	—
General and administrative	145	(145)	—	132	(132)	—

Subtotal	500	(500)	—	421	(421)	—

Acquisition related and other	10	(10)	—	15	(15)	—

Total stock-based compensation	$510	$(510)	$—	$436	$(436)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of May 31, 2011 was as follows:

Fiscal 2012	$2,275
Fiscal 2013	1,902
Fiscal 2014	1,554
Fiscal 2015	1,155
Fiscal 2016	657
Thereafter	267

Total intangible assets subject to amortization	7,810
In-process research and development	50

Total intangible assets, net	$7,860

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 25.1% and 25.6% in fiscal 2011 and 2010, respectively, and an effective non-GAAP tax rate of 25.3% and 27.1% in fiscal 2011 and 2010, respectively. The differences between our GAAP and non-GAAP tax rates in both fiscal 2011 and fiscal 2010 were primarily due to differences in jurisdictional tax rates and the related tax benefits attributable to our restructuring expenses in these periods, and were also due to income tax effects related to acquired tax exposures.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2011 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	May 31, 2011	May 31, 2010
ASSETS
Current Assets:
Cash and cash equivalents	$16,163	$9,914
Marketable securities	12,685	8,555
Trade receivables, net	6,628	5,585
Inventories	303	259
Deferred tax assets	1,189	1,159
Prepaid expenses and other current assets	2,206	1,532

Total Current Assets	39,174	27,004

Non-Current Assets:
Property, plant and equipment, net	2,857	2,763
Intangible assets, net	7,860	9,321
Goodwill	21,553	20,425
Deferred tax assets	1,076	1,267
Other assets	1,015	798

Total Non-Current Assets	34,361	34,574

TOTAL ASSETS	$73,535	$61,578

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current and other current borrowings	$1,150	$3,145
Accounts payable	701	775
Accrued compensation and related benefits	2,320	1,895
Deferred revenues	6,802	5,900
Other current liabilities	3,219	2,976

Total Current Liabilities	14,192	14,691

Non-Current Liabilities:
Notes payable and other non-current borrowings	14,772	11,510
Income taxes payable	3,169	2,695
Deferred tax liabilities	59	424
Other non-current liabilities	1,098	1,059

Total Non-Current Liabilities	19,098	15,688

Equity	40,245	31,199

TOTAL LIABILITIES AND EQUITY	$73,535	$61,578

ORACLE CORPORATION

FISCAL 2011 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Year Ended May 31,
	2011	2010

Cash Flows From Operating Activities:
Net income	$8,547	$6,135
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	368	298
Amortization of intangible assets	2,428	1,973
Deferred income taxes	(253)	(511)
Stock-based compensation	510	436
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	325	203
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(215)	(110)
Other, net	68	13
Changes in operating assets and liabilities, net of effects from acquisitions:
Increase in trade receivables, net	(565)	(219)
(Increase) decrease in inventories	(28)	73
Decrease in prepaid expenses and other assets	14	340
Decrease in accounts payable and other liabilities	(120)	(360)
Decrease in income taxes payable	(96)	(79)
Increase in deferred revenues	231	489

Net cash provided by operating activities	11,214	8,681

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(31,009)	(15,703)
Proceeds from maturities and sales of marketable securities and other investments	27,120	11,220
Acquisitions, net of cash acquired	(1,847)	(5,606)
Capital expenditures	(450)	(230)
Proceeds from sale of property	105	—

Net cash used for investing activities	(6,081)	(10,319)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(1,160)	(992)
Proceeds from issuances of common stock	1,376	874
Payments of dividends to stockholders	(1,061)	(1,004)
Proceeds from borrowings, net of issuance costs	4,354	7,220
Repayments of borrowings	(3,143)	(3,582)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	215	110
Distributions to noncontrolling interests	(65)	(59)
Other, net	—	97

Net cash provided by financing activities	516	2,664

Effect of exchange rate changes on cash and cash equivalents	600	(107)

Net increase in cash and cash equivalents	6,249	919

Cash and cash equivalents at beginning of period	9,914	8,995

Cash and cash equivalents at end of period	$16,163	$9,914

ORACLE CORPORATION

FISCAL 2011 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2010				Fiscal 2011
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$8,753	$8,654	$8,178	$8,681	$8,760	$9,053	$9,948	$11,214

Capital Expenditures (2)	(261)	(230)	(199)	(230)	(293)	(369)	(441)	(450)
Free Cash Flow	$8,492	$8,424	$7,979	$8,451	$8,467	$8,684	$9,507	$10,764

% Growth over prior year	14%	11%	0%	9%	0%	3%	19%	27%
GAAP Net Income	$5,640	$5,802	$5,663	$6,135	$6,363	$6,776	$7,701	$8,547

Free Cash Flow as a % of Net Income	151%	145%	141%	138%	133%	128%	123%	126%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION

FISCAL 2011 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2010										Fiscal 2011
	Q1		Q2		Q3		Q4		TOTAL		Q1	Q2	Q3	Q4		TOTAL

REVENUES
New software licenses	$1,028		$1,653		$1,718		$3,135		$7,533		$1,286	$1,999	$2,214	$3,736		$ 9,235
Software license updates and product support	3,117		3,247		3,297		3,431		13,092		3,450	3,645	3,740	3,961		14,796

Software Revenues	4,145		4,900		5,015		6,566		20,625		4,736	5,644	5,954	7,697		24,031
Hardware systems products	—		—		273		1,233		1,506		1,079	1,112	1,035	1,157		4,382
Hardware systems support	—		—		185		598		784		619	641	629	673		2,562

Hardware Systems Revenues	—		—		458		1,831		2,290		1,698	1,753	1,664	1,830		6,944
Consulting	663		692		651		713		2,720		666	738	722	787		2,914
Cloud Services	180		188		211		295		874		321	350	341	367		1,378
Education	66		78		69		100		311		81	97	83	94		355

Services Revenues	909		958		931		1,108		3,905		1,068	1,185	1,146	1,248		4,647

Total Revenues	$5,054		$5,858		$6,404		$9,505		$26,820		$7,502	$8,582	$8,764	$10,775		$ 35,622

AS REPORTED REVENUE GROWTH RATES
New software licenses	(17%	)	2%		13%		14%		6%		25%	21%	29%	19%		23%
Software license updates and product support	6%		14%		13%		12%		11%		11%	12%	13%	15%		13%
Software Revenues	(1%	)	9%		13%		13%		9%		14%	15%	19%	17%		17%
Hardware systems products	*		*		*		*		*		*	*	279%	(6%	)	191%
Hardware systems support	*		*		*		*		*		*	*	239%	12%		227%
Hardware Systems Revenues	*		*		*		*		*		*	*	263%	0%		203%
Consulting	(23%	)	(18%	)	(14%	)	(9%	)	(16%	)	0%	7%	11%	10%		7%
Cloud Services	(8%	)	(1%	)	10%		45%		12%		78%	86%	61%	24%		58%
Education	(34%	)	(22%	)	(4%	)	26%		(11%	)	24%	25%	20%	(6%	)	14%
Services Revenues	(22%	)	(15%	)	(9%	)	4%		(11%	)	18%	24%	23%	13%		19%
Total Revenues	(5%	)	4%		17%		39%		15%		48%	47%	37%	13%		33%

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	(14%	)	(5%	)	8%		15%		4%		25%	23%	27%	12%		19%
Software license updates and product support	11%		9%		8%		11%		10%		12%	13%	12%	10%		12%
Software Revenues	4%		4%		8%		13%		8%		15%	17%	17%	11%		15%
Hardware systems products	*		*		*		*		*		*	*	274%	(11%	)	184%
Hardware systems support	*		*		*		*		*		*	*	234%	6%		218%
Hardware Systems Revenues	*		*		*		*		*		*	*	258%	(5%	)	195%
Consulting	(19%	)	(22%	)	(18%	)	(10%	)	(17%	)	1%	8%	10%	5%		6%
Cloud Services	(3%	)	(4%	)	6%		44%		11%		80%	86%	58%	16%		54%
Education	(30%	)	(26%	)	(8%	)	24%		(12%	)	24%	26%	19%	(11%	)	12%
Services Revenues	(18%	)	(19%	)	(13%	)	3%		(12%	)	18%	25%	21%	7%		17%
Total Revenues	(1%	)	0%		12%		38%		14%		49%	48%	35%	7%		30%

GEOGRAPHIC REVENUES

REVENUES
Americas	$2,671		$2,979		$3,284		$4,886		$13,819		$3,904	$4,452	$4,509	$5,487		$ 18,352
Europe, Middle East & Africa	1,642		1,976		2,167		3,153		8,938		2,381	2,738	2,815	3,564		11,497
Asia Pacific	741		903		953		1,466		4,063		1,217	1,392	1,440	1,724		5,773

Total Revenues	$5,054		$5,858		$6,404		$9,505		$26,820		$7,502	$8,582	$8,764	$10,775		$ 35,622

HEADCOUNT

GEOGRAPHIC AREA
Americas	32,034		31,849		44,554		43,968				44,494	44,815	45,825	45,887
Europe, Middle East & Africa	16,839		16,491		23,566		23,040				22,886	22,690	22,705	22,394
Asia Pacific	35,766		35,026		38,372		37,561				37,856	38,225	39,340	40,148

Total Company	84,639		83,366		106,492		104,569				105,236	105,730	107,870	108,429

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010 and 2009 for the fiscal 2011 and fiscal 2010 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2011 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2010					Fiscal 2011
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

SOFTWARE REVENUES
DATABASE & MIDDLEWARE REVENUES
New software licenses	$711	$1,175	$1,241	$2,280	$5,406	$937	$1,420	$1,575	$2,694	$6,626
Software license updates and product support	2,065	2,131	2,191	2,309	8,696	2,316	2,443	2,523	2,663	9,945
Database and Middleware Revenues	$2,776	$3,306	$3,432	$4,589	$14,102	$3,253	$3,863	$4,098	$5,357	$16,571

AS REPORTED GROWTH RATES
New software licenses	(22%)	1%	11%	18%	6%	32%	21%	27%	18%	23%
Software license updates and product support	9%	16%	14%	15%	14%	12%	15%	15%	15%	14%
Database and Middleware Revenues	(1%)	10%	13%	16%	10%	17%	17%	19%	17%	18%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	(19%)	(5%)	5%	18%	4%	32%	23%	26%	10%	19%
Software license updates and product support	14%	12%	9%	13%	12%	13%	16%	14%	10%	13%
Database and Middleware Revenues	4%	5%	8%	16%	9%	18%	18%	18%	10%	15%

APPLICATIONS REVENUES
New software licenses	$317	$478	$477	$855	$2,127	$349	$579	$639	$1,042	$2,609
Software license updates and product support	1,052	1,116	1,106	1,122	4,396	1,134	1,202	1,217	1,298	4,851
Applications Revenues	$1,369	$1,594	$1,583	$1,977	$6,523	$1,483	$1,781	$1,856	$2,340	$7,460

AS REPORTED GROWTH RATES
New software licenses	(4%)	2%	21%	6%	6%	10%	21%	34%	22%	23%
Software license updates and product support	1%	10%	10%	8%	7%	8%	8%	10%	16%	10%
Applications Revenues	0%	7%	13%	7%	7%	8%	12%	17%	18%	14%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	0%	(3%)	15%	7%	5%	10%	22%	31%	16%	20%
Software license updates and product support	6%	6%	5%	6%	6%	9%	9%	9%	10%	9%
Applications Revenues	4%	3%	8%	6%	5%	9%	13%	16%	12%	13%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010 and 2009 for the fiscal 2011 and fiscal 2010 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

FISCAL 2011 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE AND HARDWARE SYSTEMS PRODUCTS REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2010										Fiscal 2011
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3	Q4		TOTAL
AMERICAS

Database & Middleware	$310		$492		$540		$1,123		$2,465		$446		$671		$755	$1,284		$ 3,155
Applications	185		286		283		485		1,239		212		359		355	580		1,507

New Software License Revenues	$495		$778		$823		$1,608		$3,704		$658		$1,030		$1,110	$1,864		$ 4,662

Hardware Systems Products Revenues	$—		$—		$131		$617		$747		$543		$602		$506	$599		$ 2,248

AS REPORTED GROWTH RATES
Database & Middleware	(12%	)	4%		20%		34%		17%		44%		36%		40%	14%		28%
Applications	2%		2%		26%		16%		12%		14%		26%		26%	20%		22%
New Software License Revenues	(7%	)	4%		22%		28%		15%		33%		32%		35%	16%		26%
Hardware Systems Products Revenues	*		*		*		*		*		*		*		287%	(3%	)	201%

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(11%	)	2%		16%		32%		15%		43%		36%		39%	12%		27%
Applications	6%		1%		23%		15%		11%		14%		26%		24%	18%		20%
New Software License Revenues	(5%	)	1%		18%		26%		14%		32%		32%		34%	14%		24%
Hardware Systems Products Revenues	*		*		*		*		*		*		*		285%	(4%	)	199%

EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$224		$429		$456		$751		$1,859		$279		$426		$505	$925		$ 2,137
Applications	90		119		134		261		604		73		148		197	308		724

New Software License Revenues	$314		$548		$590		$1,012		$2,463		$352		$574		$702	$1,233		$ 2,861

Hardware Systems Products Revenues	$—		$—		$95		$390		$485		$338		$329		$330	$341		$ 1,337

AS REPORTED GROWTH RATES
Database & Middleware	(31%	)	(1%	)	2%		(1%	)	(5%	)	25%		(1%	)	11%	23%		15%
Applications	(5%	)	(6%	)	7%		(7%	)	(4%	)	(19%	)	23%		47%	18%		20%
New Software License Revenues	(25%	)	(2%	)	3%		(3%	)	(5%	)	12%		5%		19%	22%		16%
Hardware Systems Products Revenues	*		*		*		*		*		*		*		246%	(13%	)	176%

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(26%	)	(10%	)	(3%	)	6%		(5%	)	32%		7%		12%	9%		12%
Applications	3%		(14%	)	1%		(2%	)	(3%	)	(16%	)	31%		46%	7%		16%
New Software License Revenues	(20%	)	(11%	)	(2%	)	4%		(4%	)	18%		12%		20%	9%		13%
Hardware Systems Products Revenues	*		*		*		*		*		*		*		246%	(21%	)	165%

ASIA PACIFIC

Database & Middleware	$177		$254		$245		$406		$1,082		$212		$323		$315	$485		$ 1,334
Applications	42		73		60		109		284		64		72		87	154		378

New Software License Revenues	$219		$327		$305		$515		$1,366		$276		$395		$402	$639		$ 1,712

Hardware Systems Products Revenues	$—		$—		$47		$226		$274		$198		$181		$199	$217		$ 797

AS REPORTED GROWTH RATES
Database & Middleware	(22%	)	0%		9%		19%		3%		19%		27%		28%	20%		23%
Applications	(24%	)	17%		29%		2%		5%		54%		(1%	)	45%	41%		33%
New Software License Revenues	(22%	)	3%		12%		15%		4%		26%		21%		32%	24%		25%
Hardware Systems Products Revenues	*		*		*		*		*		*		*		325%	(4%	)	191%

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(22%	)	(10%	)	1%		14%		(3%	)	13%		22%		20%	8%		15%
Applications	(23%	)	2%		16%		(3%	)	(2%	)	47%		(5%	)	34%	27%		24%
New Software License Revenues	(22%	)	(8%	)	4%		10%		(3%	)	19%		16%		23%	12%		16%
Hardware Systems Products Revenues	*		*		*		*		*		*		*		295%	(13%	)	173%

TOTAL COMPANY

Database & Middleware	$711		$1,175		$1,241		$2,280		$5,406		$937		$1,420		$1,575	$2,694		$ 6,626
Applications	317		478		477		855		2,127		349		579		639	1,042		2,609

New Software License Revenues	$1,028		$1,653		$1,718		$3,135		$7,533		$1,286		$1,999		$2,214	$3,736		$ 9,235

Hardware Systems Products Revenues	$—		$—		$273		$1,233		$1,506		$1,079		$1,112		$1,035	$1,157		$ 4,382

AS REPORTED GROWTH RATES
Database & Middleware	(22%	)	1%		11%		18%		6%		32%		21%		27%	18%		23%
Applications	(4%	)	2%		21%		6%		6%		10%		21%		34%	22%		23%
New Software License Revenues	(17%	)	2%		13%		14%		6%		25%		21%		29%	19%		23%
Hardware Systems Products Revenues	*		*		*		*		*		*		*		279%	(6%	)	191%

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(19%	)	(5%	)	5%		18%		4%		32%		23%		26%	10%		19%
Applications	0%		(3%	)	15%		7%		5%		10%		22%		31%	16%		20%
New Software License Revenues	(14%	)	(5%	)	8%		15%		4%		25%		23%		27%	12%		19%
Hardware Systems Products Revenues	*		*		*		*		*		*		*		274%	(11%	)	184%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010 and 2009 for the fiscal 2011 and fiscal 2010 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

APPENDIX A

ORACLE CORPORATION

FISCAL 2011 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•

Software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair values of software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these support contracts are typically one year in duration, our GAAP revenues for the one year period subsequent to our acquisition of a business do not reflect the full amount of support revenues on these assumed support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these support revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new hardware systems support contracts; however, we cannot be certain that our customers will renew our software license updates and product support contracts or our hardware systems support contracts.

•

Hardware systems products expenses: We have excluded the effects of the fair value adjustments to our inventories acquired from Sun that were sold to customers in the periods presented, which resulted in the exclusion of these adjustments from our hardware systems products expenses and net income measures. Business combination accounting rules require us to account for inventories assumed from our acquisitions at their fair values. The non-GAAP adjustment to our hardware systems products expenses is intended to reflect the hardware systems products expenses that would have been otherwise recorded by Sun as a standalone entity upon the sale of these inventories. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we do not expect the fair value adjustments to our inventories to recur in future periods with respect to the Sun acquisition and, therefore, we expect that these adjustments will not impact our future operating expenses. Investors should note that other factors may affect the future values of our inventories and hardware systems products expenses. If we assume inventories in future acquisitions, we will be required to assess their fair values, which may result in fair value adjustments to those inventories.

•

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•

Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments after the measurement period has ended and certain other operating expenses, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.